UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2007 (July 30, 2007)

STANLEY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33083	11-3658790
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3101 Wilson Boulevard, Suite 700

Arlington, VA 22201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 684-1125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f)

Stanley, Inc. (the “Company”) is filing this Current Report on Form 8-K to report the allocation of shares of the Company’s common stock to the Named Executive Officers (“ NEOs “) under the Employee Stock Ownership Plan (“ESOP”).  These amounts were not calculable as of the printing date of the Company’s definitive Proxy Statement for its 2007 Annual Meeting (filed with the Securities and Exchange Commission on June 29, 2007) (the “ Proxy Statement “) and therefore were omitted from the Summary Compensation Table included in the Proxy Statement.  On July 30, 2007, the ESOP administrator, Blue Ridge ESOP Associates, made the annual statement of accounts available to all Company employees, including the NEOs.

The following information updates the Summary Compensation Table set forth on page 30 of the Proxy Statement:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)(1) (e)	Option Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($) (g)	All Other Compensation ($)(2) (i)	Total ($) (j)
Philip O. Nolan Chairman, President & CEO	2007	325,000	782,920	66,746	325,000	21,895	1,521,560

Brian J. Clark Chief Financial Officer	2007	230,000	172,288	72,418	200,000	—	674,706

George H. Wilson Executive Vice President	2007	215,000	656,132	50,701	140,000	18,047	1,079,880

Gregory M. Denkler Senior Vice President	2007	220,000	481,040	50,701	110,000	20,248	881,989

Christopher J. Torti Senior Vice President	2007	215,000	327,740	50,701	130,000	18,044	741,485

(2)             The table below shows the components of column (i), which includes allowances for automobiles, contributions to the employee stock ownership plan, tax preparation fees, split-term life insurance premiums, and matching contributions to our 401(k) plan for each Named Executive Officer.

	Car Allowance ($)	ESOP Contributions ($) (A)		Tax Preparation ($)	Insurance Premiums ($)	401(k) Contributions ($)	Total ($)
Philip O. Nolan	6,900	2,487	(A)	2,400	1,412	8,696	19,408
George H. Wilson	6,900	2,487	(B)	—	—	8,660	15,560
Gregory M. Denkler	6,900	2,487	(C)	2,400	—	8,461	17,761
Christopher J. Torti	6,900	2,487	(D)	2,400	—	6,257	15,557

(A)        Consists of  154.975 ESOP shares valued at $15.60 per share on 3/31/2007 and $69.20 in cash.

(B)          Consists of  154.974 ESOP shares valued at $15.60 per share on 3/31/2007 and $69.20 in cash.

(C)          Consists of  154.976 ESOP shares valued at $15.60 per share on 3/31/2007 and $69.19 in cash.

(D)         Consists of  154.974 ESOP shares valued at $15.60 per share on 3/31/2007 and $69.19 in cash.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY, INC.

Date: August 2, 2007	By:	/s/ Philip O. Nolan
	Name:	Philip O. Nolan
	Title:	Chairman of the Board, President
and Chief Executive Officer